Exhibit 99.1

12701 Fair Lakes Circle, Fairfax, VA 22033
703.322.0881 Fax 703.322.0885
www.argonst.com
NEWS RELEASE

For Immediate Release
Argon ST, Inc. Announces Fiscal Q1 Results
FAIRFAX, VA, February 9, 2006 / Business Wire / — Argon ST, Inc. (NASDAQ: STST), today announced revenues and earnings for its first fiscal quarter ended January 1, 2006.
Revenues for the first quarter ended January 1, 2006 increased $11,597,000 to $68,107,000, up 21% when compared to revenues of $56,510,000 for the prior year quarter ended January 2, 2005.
Before considering the effect of FAS 123R expenses, operating income for the period was $9,615,000, an increase of 23% when compared to operating income of $7,837,000 for the first quarter of fiscal year 2005, and net income was $5,919,000, an increase of 20% when compared to net income of $4,920,000 for the first fiscal quarter of 2005. Excluding the effect of FAS 123R, diluted earnings per share increased $0.04 from $0.24 in the first quarter of fiscal year 2005 to $0.28 for the first quarter of fiscal year 2006.
Effective October 1, 2005, the Company adopted Financial Accounting Standards Board Statement No. 123R “Share-Based Payment” (“FAS 123R”), which requires that share-based payment transactions be recognized as a compensation expense in its financial statements. Including the effect of FAS 123R, quarterly GAAP operating income was $9,247,000, net income was $5,603,000, and diluted earnings per share were $0.27. Management believes that the presentation excluding the effect of FAS 123R provides a better comparison of prior year results and the results of companies not yet required to comply with FAS 123R. A reconciliation of GAAP results to results excluding the effect of FAS 123R is provided at the end of this press release.
Terry Collins, Chairman, CEO and President, stated “We are pleased to announce record operating income, prior to FAS 123R expenses, even with the termination of the Aerial Common Sensor program. Although bookings were weak in the first quarter, we have not lost any identified targets and expect significantly improved bookings and cash flow in the next two quarters. We continue to see opportunities across all of our business areas.”
Financial Highlights
■	Revenue for the first quarter increased 21% over the prior year quarter to $68,107,000

■	Net income for the first quarter, excluding the effect of FAS 123R, was $5,919,000, or $0.28 per diluted share, up 20% from the prior year quarter

■	Funded and unfunded backlog as of the end of the first quarter was $231,091,000, an increase of 5% from the prior year first quarter-end funded and unfunded backlog of $219,864,000

About Argon ST, Inc.
Argon ST, Inc. designs, develops, and produces systems and sensors for the Command and Control Communications, Computers, Intelligence, Surveillance, and Reconnaissance (C4ISR) markets including SIGINT (Signals Intelligence), ESM (Electronic Support Measures), EW (Electronic Warfare), imaging, and acoustic systems serving domestic and worldwide markets.
Statements in this press release which are not historical facts are forward-looking statements under the provision of the Private Securities Litigation Reform Act of 1955. Forward-looking statements are not guarantees of future performance and are based upon numerous assumptions about future conditions that could prove not to be accurate. Forward looking statements are subject to numerous risks and uncertainties, and our actual results could differ materially as a result of such risks and other factors. In addition to those risks specifically mentioned in the reports filed by the Company with the Securities and Exchange Commission (including the Company’s Form 10-K for the fiscal year ended September 30, 2005), such risks and uncertainties include, but are not limited to: the availability of U.S. and international government funding for the Company’s products and services; changes in the U.S. federal government procurement laws, regulations, policies and budgets (including changes to respond to budgetary constraints and cost-cutting initiatives); the number and type of contracts and task orders awarded to the Company; the exercise by the U.S. government of options to extend the Company’s contracts; the Company’s ability to retain contracts during any rebidding process; the timing of Congressional funding on the Company’s contracts; any government delay or termination of the Company’s contracts and programs; difficulties in developing and producing operationally advanced technology systems; the timing and customer acceptance of contract deliverables; the Company’s ability to attract and retain qualified personnel, including technical personnel and personnel with required security clearances; charges from any future impairment reviews; the future impact of any acquisitions or divestitures the Company may make; the competitive environment for defense and intelligence information technology products and services; general economic, business and political conditions domestically and internationally; and other factors affecting the Company’s business that are beyond its control. All of the forward-looking statements should be considered in light of these factors. Investors should not put undue reliance on any forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect new information, future events or otherwise, except as provided by law.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (unaudited)
The Company has presented net income, as adjusted, to show the effect that the adoption of FAS No. 123R had on the Company’s earnings per share. The Company believes that these non-GAAP financial measures provide useful information to investors because they allow investors to compare the Company’s current performance to prior performance and to the performance of companies that have not yet adopted FAS No. 123R. These non-GAAP financial measures should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

	As Reported Quarter		Pro Forma
	Ended		Quarter Ended
	January 1, 2006	Adjustments	January 1, 2006

CONTRACT REVENUES	$68,107,000		$68,107,000

COST OF REVENUES	52,885,000	(368,000)	52,517,000	(1)

GENERAL AND ADMINISTRATIVE EXPENSES	5,975,000		5,975,000

INCOME FROM OPERATIONS	9,247,000	368,000	9,615,000
OTHER INCOME (EXPENSE)
Interest income	127,000		127,000
Interest expense	(127,000)		(127,000)

	—		—

INCOME BEFORE INCOME TAXES	9,247,000	368,000	9,615,000
PROVISION FOR INCOME TAXES	3,644,000	52,000	3,696,000	(2)

NET INCOME	$5,603,000	$316,000	$5,919,000

EARNINGS PER SHARE (Basic)	$0.27	$0.02	$0.29

EARNINGS PER SHARE (Diluted)	$0.27	$0.01	$0.28

WEIGHTED-AVERAGE SHARES OUTSTANDING
Basic	20,382,000		20,382,000

Diluted	21,103,000		21,103,000

1.	To eliminate stock-based compensation resulting from the adoption of FAS No. 123R on October 1, 2005.

2.	To eliminate the tax effect related to the stock-based compensation described in Note 1.

ARGON ST, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	January 1, 2006	September 30, 2005
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$30,226,000	$4,064,000
Accounts receivable, net	114,774,000	103,577,000
Inventory	1,477,000	1,166,000
Income taxes receivable	—	2,464,000
Deferred income tax asset	1,712,000	1,742,000
Prepaids and other	1,101,000	888,000

TOTAL CURRENT ASSETS	149,290,000	113,901,000
Property, equipment and software, net	15,112,000	14,896,000
Advances and cash held in escrow	—	10,900,000
Goodwill	116,141,000	107,956,000
Intangibles, net	2,016,000	1,219,000
Other assets	703,000	962,000

TOTAL ASSETS	$283,262,000	$249,834,000

LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES
Line of Credit	$—	$11,000,000
Accounts payable and accrued expenses	15,725,000	26,857,000
Accrued salaries and related expenses	9,480,000	8,848,000
Deferred revenue	6,937,000	7,139,000
Notes payable — current portion	—	56,000
Capital lease obligations — current	19,000	19,000
Income taxes payable	716,000	—
Deferred rent	160,000	61,000

TOTAL CURRENT LIABILITIES	33,037,000	53,980,000
Deferred income tax liability, long term	2,504,000	1,979,000
Deferred rent	1,658,000	1,799,000
Capital lease obligations — net of current	60,000	63,000
Commitments and contingencies	—	—
STOCKHOLDERS’ EQUITY
Common stock:
$.01 Par Value, 100,000,000 shares authorized, 21,979,917 and 20,153,878 shares issued at January 1, 2006 and September 30, 2005	220,000	202,000
Additional paid in capital	206,712,000	158,458,000
Treasury stock at cost, 126,245 shares	(534,000)	(534,000)
Retained earnings	39,605,000	34,002,000
Accumulated other comprehensive loss	—	(115,000)

TOTAL STOCKHOLDERS’ EQUITY	$246,003,000	$192,013,000

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$283,262,000	$249,834,000

ARGON ST, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (unaudited)

	For the Fiscal Quarter Ended
	January 1, 2006	January 2, 2005
CONTRACT REVENUES	$68,107,000	$56,510,000

COST OF REVENUES	52,885,000	45,338,000

GENERAL AND ADMINISTRATIVE EXPENSES	5,975,000	3,335,000

INCOME FROM OPERATIONS	9,247,000	7,837,000
OTHER INCOME (EXPENSE)
Interest income	127,000	140,000
Interest expense	(127,000)	(2,000)

	—	138,000

INCOME BEFORE INCOME TAXES	9,247,000	7,975,000
PROVISION FOR INCOME TAXES	3,644,000	3,055,000

NET INCOME	$5,603,000	$4,920,000

EARNINGS PER SHARE (Basic)	$0.27	$0.25

EARNINGS PER SHARE (Diluted)	$0.27	$0.24

WEIGHTED-AVERAGE SHARES OUTSTANDING
Basic	20,382,000	19,423,000

Diluted	21,103,000	20,415,000

CONTACT:	Victor F. Sellier, Chief Financial Officer vic.sellier@argonst.com URL: www.argonst.com